Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Gerald Lyons		Mary M. Gentry
Executive Vice President, Chief Financial Officer	- or -	Vice President, Treasurer and Investor Relations
ScanSource, Inc.		ScanSource, Inc.
(864) 286-4854		(864) 286-4892

SCANSOURCE REPORTS THIRD QUARTER RESULTS
Achieves 10% Net Sales Growth and 12% Gross Profit Growth

GREENVILLE, SC -- May 8, 2018 -- ScanSource, Inc. (NASDAQ: SCSC), a leading global provider of technology products and solutions, today announced financial results for the third quarter ended March 31, 2018.

	Quarter ended March 31,
	2018	2017	Change
	(in millions, except per share data)
Net sales	$895.6	$813.5	10%
Operating income	17.9	20.0	(10)%
Non-GAAP operating income(1)	27.8	26.2	6%
GAAP net income	10.6	12.4	(14)%
Non-GAAP net income(1)	17.5	16.4	7%
GAAP diluted EPS	$0.42	$0.49	(14)%
Non-GAAP diluted EPS(1)	$0.68	$0.65	5%

(1) Non-GAAP results exclude amortization of intangible assets related to acquisitions and change in fair value of contingent consideration. A reconciliation of non-GAAP financial information to GAAP financial information is presented in the Supplementary Information (Unaudited) below.

“ScanSource delivered another quarter of very good financial results, with 10% net sales growth for both of our segments and 12% gross profit growth,” said Mike Baur, CEO, ScanSource, Inc. “Our teams did a great job this quarter achieving 5% organic sales growth, while executing our strategic plan for growth.”

For the third quarter of fiscal year 2018, net sales increased 10% to $895.6 million, driven by sales growth in both Worldwide segments. Organic sales growth, which excludes the impact from foreign currency translation and a recent acquisition, was 5.4%. Operating income decreased to $17.9 million from increased expense for the change in fair value of contingent consideration. Non-GAAP operating income increased 6% to $27.8 million, primarily from higher sales volume, higher gross margin and the addition of the POS Portal acquisition.

On a GAAP basis, net income for the quarter totaled $10.6 million, or $0.42 per diluted share, compared with net income of $12.4 million, or $0.49 per diluted share, for the prior-year quarter. Non-GAAP net income for the third quarter of fiscal year 2018 increased to $17.5 million, or $0.68 per diluted share.

Forecast for Next Quarter
For the fourth quarter of fiscal year 2018, ScanSource expects net sales to range from $940 million to $1 billion, diluted earnings per share to range from $0.48 to $0.54 per share, and non-GAAP diluted earnings per share to range from $0.74 to $0.80 per share. Non-GAAP diluted earnings per share exclude amortization of intangible assets related to acquisitions and change in fair value of contingent consideration.
Webcast Details and CFO Commentary
At approximately 4:15 p.m. ET, a CFO commentary, as a supplement to our press release and conference call, will be available on ScanSource's website, www.scansource.com (Investor Relations section). ScanSource will present additional information about

Exhibit 99.1

its financial results and outlook in a conference call today, May 8, 2018 at 5:00 p.m. ET. A webcast of the call will be available for all interested parties and can be assessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.
Safe Harbor Statement

This press release contains “forward-looking” statements, including the forecast of sales and earnings per share for next quarter, that involve risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, changes in interest and exchange rates and regulatory regimes impacting our international operations, the impact of tax reform laws, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the "Risk Factors" contained in our annual report on Form 10-K for the year ended June 30, 2017, filed with the Securities and Exchange Commission. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Information

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP financial measures, which are summarized below. Non-GAAP financial measures are used to understand and evaluate performance, including comparisons from period to period. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in fair value of contingent consideration, acquisition costs and other non-GAAP adjustments.
Net sales on a constant currency basis, excluding acquisitions: The Company discloses the percentage change in net sales excluding the translation impact from changes in foreign currency exchange rates between reporting periods and excluding the net sales from acquisitions prior to the first full year from the acquisition date. This measure enhances the comparability between periods to help analyze underlying trends on an organic basis.
Non-GAAP operating income, non-GAAP pre-tax income, non-GAAP net income and non-GAAP diluted earnings per share: To evaluate current period performance on a more consistent basis with prior periods, the Company discloses non-GAAP operating income, non-GAAP pre-tax income, non-GAAP net income and non-GAAP diluted earnings per share (non-GAAP diluted "EPS"). These non-GAAP results exclude amortization of intangible assets related to acquisitions, change in the fair value of contingent consideration, acquisition costs and other non-GAAP adjustments. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS measures are useful in assessing and understanding the Company's operating performance, especially when comparing results with previous periods or forecasting performance for future periods.
Return on invested capital ("ROIC"): Management uses ROIC as a performance measurement to assess efficiency in allocating capital under the Company's control to generate returns. Management believes this metric balances the Company's operating results with asset and liability management, is not impacted by capitalization decisions and correlates with shareholder value creation. In addition, it is easily computed, communicated and understood. ROIC also provides management a measure of the Company's profitability on a basis more comparable to historical or future periods.
ROIC assists management in comparing the Company's performance over various reporting periods on a consistent basis because it removes from operating results the impact of items that do not reflect core operating performance. ROIC is calculated as adjusted EBITDA over invested capital. Adjusted earnings before interest expense, income taxes, depreciation and amortization ("Adjusted EBITDA") excludes the change in fair value of contingent consideration and acquisition costs, in addition to other non-GAAP adjustments. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period. Management believes the calculation of ROIC provides useful information to investors and is an additional relevant comparison of the Company's performance during the year.

These non-GAAP financial measures have limitations as analytical tools, and the non-GAAP financial measures that the Company reports may not be comparable to similarly titled amounts reported by other companies. Analysis of results and outlook on a non-GAAP basis should be considered in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP. A reconciliation of the Company's non-GAAP financial information to GAAP is set forth in the Supplementary Information (Unaudited) below.

About ScanSource, Inc.

ScanSource, Inc. (NASDAQ: SCSC) is a leading global provider of technology products and solutions, focusing on point-of-sale (POS), payments, barcode, physical security, unified communications and collaboration, cloud and telecom services. ScanSource's teams provide value-added solutions and operate from two segments: Worldwide Barcode, Networking & Security, which includes POS Portal, and Worldwide Communications & Services, which includes Intelisys. ScanSource is committed to helping its customers choose, configure and deliver the industry's best solutions across almost every vertical market in North America, Latin America and Europe. Founded in 1992 and headquartered in Greenville, South Carolina, ScanSource was named one of the 2017 Best Places to Work in South Carolina and on FORTUNE magazine's 2018 List of World's Most Admired Companies. ScanSource ranks #647 on the Fortune 1000. For more information, visit www.scansource.com.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)
	March 31, 2018	June 30, 2017*
Assets
Current assets:
Cash and cash equivalents	$35,361	$56,094
Accounts receivable, less allowance of $47,139 at March 31, 2018 and $44,434 at June 30, 2017	664,091	637,293
Inventories	569,538	531,314
Prepaid expenses and other current assets	71,923	56,322
Total current assets	1,340,913	1,281,023
Property and equipment, net	74,582	56,566
Goodwill	303,458	200,881
Net identifiable intangible assets	143,726	101,513
Deferred income taxes	12,795	29,491
Other non-current assets	52,501	48,829
Total assets	$1,927,975	$1,718,303

Liabilities and Shareholders' Equity
Current liabilities:
Current portion of long-term debt	$471	$—
Accounts payable	496,688	513,155
Accrued expenses and other current liabilities	96,006	104,715
Current portion of contingent consideration	40,802	30,675
Income taxes payable	7,500	7,730
Total current liabilities	641,467	656,275
Deferred income taxes	10,582	2,008
Long-term debt	4,957	5,429
Borrowings under revolving credit facility	276,730	91,871
Long-term portion of contingent consideration	60,976	83,361
Other long-term liabilities	55,467	42,214
Total liabilities	1,050,179	881,158
Shareholders' equity:
Common stock	66,501	61,169
Retained earnings	871,945	849,180
Accumulated other comprehensive income (loss)	(60,650)	(73,204)
Total shareholders' equity	877,796	837,145
Total liabilities and shareholders' equity	$1,927,975	$1,718,303

*	Derived from audited financial statements.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Income Statements (Unaudited)
(in thousands, except per share data)

	Quarter ended March 31,		Nine months ended March 31,
	2018	2017	2018	2017
Net sales	$895,637	$813,538	$2,852,408	$2,650,895
Cost of goods sold	791,749	720,867	2,529,632	2,368,155
Gross profit	103,888	92,671	322,776	282,740
Selling, general and administrative expenses	72,691	63,853	220,642	193,999
Depreciation expense	3,352	2,663	10,059	7,155
Intangible amortization expense	5,103	4,217	15,600	11,537
Change in fair value of contingent consideration	4,801	1,960	28,595	3,921
Operating income	17,941	19,978	47,880	66,128
Interest expense	2,784	780	6,655	2,281
Interest income	(887)	(1,040)	(2,349)	(2,948)
Other (income) expense, net	252	667	691	(11,280)
Income before income taxes	15,792	19,571	42,883	78,075
Provision for income taxes	5,143	7,147	20,118	27,799
Net income	$10,649	$12,424	$22,765	$50,276
Per share data:
Net income per common share, basic	$0.42	$0.49	$0.89	$1.99
Weighted-average shares outstanding, basic	25,572	25,262	25,503	25,311

Net income per common share, diluted	$0.42	$0.49	$0.89	$1.97
Weighted-average shares outstanding, diluted	25,606	25,400	25,607	25,458

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Quarter ended March 31,
	2018	2017	% Change
Worldwide Barcode, Networking & Security:	(in thousands)
Net sales, as reported	$604,322	$548,971	10.1%
Foreign exchange impact (a)	(12,949)	—
Net sales, constant currency (non-GAAP)	591,373	548,971	7.7%
Less: Acquisitions	(22,361)	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$569,012	$548,971	3.7%

Worldwide Communications & Services:
Net sales, as reported	$291,315	$264,567	10.1%
Foreign exchange impact (a)	(2,697)	—
Net sales, constant currency (non-GAAP)	288,618	264,567	9.1%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$288,618	$264,567	9.1%

Consolidated:
Net sales, as reported	$895,637	$813,538	10.1%
Foreign exchange impact (a)	(15,646)	—
Net sales, constant currency (non-GAAP)	879,991	813,538	8.2%
Less: Acquisitions	(22,361)	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$857,630	$813,538	5.4%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended March 31, 2018 into U.S. dollars using the average foreign exchange rates for the quarter ended March 31, 2017.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Nine months ended March 31,
Worldwide Barcode, Networking & Security:	2018	2017	% Change
	(in thousands)
Net sales, as reported	$1,944,436	$1,770,015	9.9%
Foreign exchange impact (a)	(28,243)	—
Net sales, constant currency	1,916,193	1,770,015	8.3%
Less: Acquisitions	(56,620)	—
Net sales, constant currency excluding acquisitions	$1,859,573	$1,770,015	5.1%

Worldwide Communications & Services:
Net sales, as reported	$907,972	$880,880	3.1%
Foreign exchange impact (a)	(9,273)	—
Net sales, constant currency	898,699	880,880	2.0%
Less: Acquisitions	(9,750)	(2,863)
Net sales, constant currency excluding acquisitions	$888,949	$878,017	1.2%

Consolidated:
Net sales, as reported	$2,852,408	$2,650,895	7.6%
Foreign exchange impact (a)	(37,516)	—
Net sales, constant currency	2,814,892	2,650,895	6.2%
Less: Acquisitions	(66,370)	(2,863)
Net sales, constant currency excluding acquisitions	$2,748,522	$2,648,032	3.8%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the nine months ended March 31, 2018 into U.S. dollars using the average foreign exchange rates for the nine months ended March 31, 2017.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Quarter ended March 31,
	2018	2017	% Change
United States and Canada:	(in thousands)
Net sales, as reported	$653,537	$613,157	6.6%
Less: Acquisitions	(22,361)	—
Net sales, excluding acquisitions (non-GAAP)	$631,176	$613,157	2.9%

International:
Net sales, as reported	$242,100	$200,381	20.8%
Foreign exchange impact (a)	(15,646)	—
Net sales, constant currency (non-GAAP)	226,454	200,381	13.0%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$226,454	$200,381	13.0%

Consolidated:
Net sales, as reported	$895,637	$813,538	10.1%
Foreign exchange impact (a)	(15,646)	—
Net sales, constant currency (non-GAAP)	879,991	813,538	8.2%
Less: Acquisitions	(22,361)	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$857,630	$813,538	5.4%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended March 31, 2018 into U.S. dollars using the average foreign exchange rates for the quarter ended March 31, 2017.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Nine months ended March 31,
	2018	2017	% Change
United States and Canada:	(in thousands)
Net sales, as reported	$2,095,519	$1,990,784	5.3%
Less: Acquisitions	(66,370)	(2,863)
Net sales, excluding acquisitions	$2,029,149	$1,987,921	2.1%

International:
Net sales, as reported	$756,889	$660,111	14.7%
Foreign exchange impact (a)	(37,516)	—
Net sales, constant currency	719,373	660,111	9.0%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$719,373	$660,111	9.0%

Consolidated:
Net sales, as reported	$2,852,408	$2,650,895	7.6%
Foreign exchange impact (a)	(37,516)	—
Net sales, constant currency	2,814,892	2,650,895	6.2%
Less: Acquisitions	(66,370)	(2,863)
Net sales, constant currency excluding acquisitions	$2,748,522	$2,648,032	3.8%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the nine months ended March 31, 2018 into U.S. dollars using the average foreign exchange rates for the nine months ended March 31, 2017.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except per share data)

Non-GAAP Financial Information:
	Quarter ended March 31, 2018
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$17,941	$15,792	$10,649	$0.42
Adjustments:
Amortization of intangible assets	5,103	5,103	3,590	0.14
Change in fair value of contingent consideration	4,801	4,801	3,272	0.12
Non-GAAP measure	$27,845	$25,696	$17,511	$0.68

	Quarter ended March 31, 2017
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$19,978	$19,571	$12,424	$0.49
Adjustments:
Amortization of intangible assets	4,217	4,217	2,774	0.11
Change in fair value of contingent consideration	1,960	1,960	1,194	0.05
Non-GAAP measure	$26,155	$25,748	$16,392	$0.65

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Information:
	Quarter ended March 31,		Nine months ended March 31,
	2018	2017	2018	2017
Return on invested capital (ROIC), annualized (a)	11.2%	12.6%	12.4%	13.1%

Reconciliation of Net Income to Adjusted EBITDA
Net income - GAAP	$10,649	$12,424	$22,765	$50,276
Plus: Interest expense	2,784	780	6,655	2,281
Plus: Income taxes	5,143	7,147	20,118	27,799
Plus: Depreciation and amortization	9,438	6,880	28,204	18,692
EBITDA	28,014	27,231	77,742	99,048
Adjustments:
Change in fair value of contingent consideration	4,801	1,960	28,595	3,921
Acquisition costs	—	—	172	833
Legal settlement, net of attorney fees	—	—	952	(12,777)
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	$32,815	$29,191	$107,461	$91,025

Invested Capital Calculation
Equity - beginning of quarter	$860,787	$787,536	$837,145	$774,496
Equity - end of quarter	877,796	808,719	877,796	808,719
Adjustments:
Change in fair value of contingent consideration, net of tax	3,272	1,194	19,018	2,241
Acquisition costs, net of tax	—	—	172	833
Legal settlement, net of attorney fees, net of tax	—	—	771	(8,047)
Tax reform charges	—	—	6,689	—
Average equity	870,928	798,725	870,796	789,121
Average funded debt (b)	315,872	137,597	283,819	135,921
Invested capital (denominator for ROIC) (non-GAAP)	$1,186,800	$936,322	$1,154,615	$925,042

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), plus change in fair value of contingent consideration and other adjustments, annualized and divided by invested capital for the period. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period.

(b) Average funded debt is calculated as the average daily amounts outstanding on short-term and long-term interest-bearing debt.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Non-GAAP Financial Information:
	Forecast for Quarter ending June 30, 2018
	Range Low	Range High
GAAP diluted EPS	$0.48	$0.54
Adjustments:
Amortization of intangible assets	0.14	0.14
Change in fair value of contingent consideration	0.12	0.12
Non-GAAP diluted EPS	$0.74	$0.80